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                                                                    Exhibit 3.19

                           ARTICLES OF INCORPORATION

                                       OF

                        FINANCIAL RESOURCES GROUP, INC.

The undersigned incorporator(s), for the purpose of forming a corporation under the Florida Business Corporation Act, hereby adopt(s) the following Articles of Incorporation.

                                ARTICLE I   NAME

The name of the corporation shall be:

     Financial Resources Group, Inc.

                         ARTICLE II   PRINCIPAL OFFICE

The principal place of business and mailing address of this corporation shall be:

     2020 Clubhouse Drive
     Sun City Center, Florida 33573

                              ARTICLE III   SHARES

The number of shares of stock that this corporation is authorized to have outstanding at any one time is:

     Ten Thousand (10,000) Common Shares, all of which have no Par Value.

            ARTICLE IV   INITIAL REGISTERED AGENT AND STREET ADDRESS

The name and address of the initial registered agent is:

     Milton G. Flinn
     2020 Clubhouse Drive
     Sun City Center, Florida 33573
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                          ARTICLE V   INCORPORATOR(S)

The names and street address(es) of the incorporator(s) to these Articles of Incorporation is(are):

     Donald K. Rasta - 401 North Michigan Avenue
                       Suite 1900
                       Chicago, Illinois 60611



The undersigned incorporator(s) has(have) executed these Articles of Incorporation this 21st day of December, 1994.

                                   /s/ DONALD K. RASTA
                                   --------------------------------------------
                                             Signature

                                   --------------------------------------------
                                             Signature

                                   --------------------------------------------
                                             Signature


                           ARTICLES OF INCORPORATION
                               FILING FEE -- $35
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                         CERTIFICATE OF DESIGNATION OF

                      REGISTERED  AGENT/REGISTERED OFFICE

PURSUANT TO THE PROVISIONS OF SECTION 607.0501 OR 617.0501, FLORIDA STATUTES, THE UNDERSIGNED CORPORATION, ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA, SUBMITS THE FOLLOWING STATEMENT IN DESIGNATING THE REGISTERED OFFICE/REGISTERED AGENT, IN THE STATE OF FLORIDA.


1. The name of the corporation is:  Financial Resources Group, Inc.
                                  ----------------------------------------------


                                  ----------------------------------------------


2. The name and address of the registered agent and office is:


                                Milton G. Flinn
          -----------------------------------------------------------
                                     (Name)


                              2020 Clubhouse Drive
          -----------------------------------------------------------
                           (P.O. Box not acceptable)


                           Sun City Center, FL 33573
          -----------------------------------------------------------
                                (City/State/Zip)


HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF MY POSITION AS REGISTERED AGENT.


       /s/ MILTON G. FLINN                             Milton G. Flinn
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            (Signature)



            DIVISION OF CORPORATIONS, P.O. BOX 6327, TALLAHASSEE, FL